OTHER INCOME (LOSS), NET	12 Months Ended
Dec. 31, 2022
Other Income, Nonoperating [Abstract]
OTHER INCOME (LOSS), NET	OTHER INCOME (LOSS), NET

	Year Ended December 31,
	2022	2021	2020
Pension settlements (1)	$(137)	$(4)	$(92)
Interest	78	18	24
Change in fair value of investments (2)	(46)	(135)	252
Foreign currency exchange, net	(5)	23	(73)
Charges from debt extinguishment	—	(11)	(77)
Impairment of investments (3)	—	(1)	(93)
Other (4)	48	23	27
Other income (loss), net	$(62)	$(87)	$(32)
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(1)Represents pension settlement charges due to the pension annuitization in 2022 and lump sum payments to participants. For additional information regarding pension and other post-employment benefits, refer to Note 11.
(2)Primarily represents unrealized holding gains and losses related to the Company's investments in current and non-current marketable equity securities.
(3)Primarily consists of an other-than-temporary impairment on the carrying value of TMAC of $93 for the year ended December 31, 2020.
(4)Primarily consists of insurance proceeds and certain pension costs in 2022.
Charges from debt extinguishment. In 2021, the Company recorded charges from debt extinguishment of $11 related to the early redemption of its Senior Notes due March 15, 2022 ("2022 Senior Notes") and the debt tender offer of its Newmont Senior Notes due March 15, 2023 (“2023 Newmont Senior Notes”) and its Goldcorp Senior Notes due March 15, 2023 (“2023 Goldcorp Senior Notes”). In 2020, the Company recorded charges from debt extinguishment of $69 related to the debt tender offer of its 2022 Senior Notes, its 2023 Newmont Senior Notes and its 2023 Goldcorp Senior Notes, and a loss of $8 related to the forward starting swaps associated with the 2022 Senior Notes, reclassified from Accumulated other comprehensive income (loss).